Exhibit 99.1

Welcome to Investor Day 2022 June 27, 2022 Jackson Center, Ohio

2 THOR Investor Day 2022 Mark Trinske Vice President of Investor Relations Overview

3 THOR Investor Day 2022 Agenda 9:00 am Welcome Peter Orthwein ,THOR Industries Co - founder & Chairman Emeritus Opening Remarks Bob Martin , Chief Executive Officer THOR’s People Journey Ken Julian, Senior Vice President of Administration & Human Resources Who We Are and How We’ve Performed Todd Woelfer , ChiefOperating Officer and Colleen Zuhl , Chief Financial Officer THOR’s Strategic Framework to Drive Long - Term Growth Todd Woelfer , ChiefOperating Officer and Colleen Zuhl , Chief Financial Officer North American Operations Update Matt Zimmerman , North American RV Group Manager Break Operating in the THOR Family of Companies – An Airstream Perspective Bob Wheeler , President and Chief Executive Officer, Airstream European Operations Update Troy James , Senior Vice President of International Business Operations Our Vision: Market Outlook, Downside Scenario and Updated Five - Year Goals to Create Shareholder Value Todd Woelfer , ChiefOperating Officer and Colleen Zuhl , Chief Financial Officer Closing Remarks Bob Martin , Chief Executive Officer 12:00 pm Lunch and Q&A 1:00 pm Airstream Manufacturing and Museum Tours and Reception

Forward Looking Statements 4 This presentation includes certain statements that are “forward - looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks . These forward - looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ materially from our expectations . Factors which could cause materially different results include, among others : the impact of inflation on the cost of our products as well as on general consumer demand ; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints ; the impact of war, military conflict, terrorism and/or cyber - attacks, including state - sponsored attacks ; the impact of sudden or significant adverse changes in the cost and/or availability of energy or fuel, including those caused by geopolitical events, on our costs of operation, on raw material prices, on our independent dealers or on retail customers ; the dependence on a small group of suppliers for certain components used in production, including chassis ; interest rate fluctuations and their potential impact on the general economy and, specifically, on our profitability and on our independent dealers and consumers ; the extent and impact from the continuation of the COVID - 19 pandemic, along with the responses to contain the spread of the virus, or its variants, by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business ; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share ; the level and magnitude of warranty and recall claims incurred ; the ability of our suppliers to financially support any defects in their products ; legislative, regulatory and tax law and/or policy developments including their potential impact on our independent dealers, retail customers or on our suppliers ; the costs of compliance with governmental regulation ; the impact of an adverse outcome or conclusion related to current or future litigation or regulatory investigations ; public perception of and the costs related to environmental, social and governance matters ; legal and compliance issues including those that may arise in conjunction with recently completed transactions ; lower consumer confidence and the level of discretionary consumer spending ; the impact of exchange rate fluctuations ; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers ; management changes ; the success of new and existing products and services ; the ability to maintain strong brands and develop innovative products that meet consumer demands ; the ability to efficiently utilize existing production facilities ; changes in consumer preferences ; the risks associated with acquisitions, including : the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies ; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand ; the loss or reduction of sales to key independent dealers ; disruption of the delivery of units to independent dealers ; increasing costs for freight and transportation ; asset impairment charges ; competition ; the impact of potential losses under repurchase agreements ; the potential impact of the strength of the U . S . dollar on international demand for products priced in U . S . dollars ; general economic, market and political conditions in the various countries in which our products are produced and/or sold ; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold ; changes to our investment and capital allocation strategies or other facets of our strategic plan ; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt . These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10 - Q for the quarter ended April 30 , 2022 and in Item 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2021 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law . This presentation includes certain non - GAAP financial measures, such as EBITDA, adjusted EBITDA, net debt to adjusted EBITDA leverage, free cash flow and ROIC . These non - GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures . Reconciliations of these non - GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation . THOR Investor Day 2022

Welcome Peter Orthwein THOR Co - founder and Chairman Emeritus THOR Investor Day 2022 draft v22 - 6.13.22

6 THOR Investor Day 2022 History of THOR

Opening Remarks Bob Martin President and Chief Executive Officer THOR Investor Day 2022 draft v22 - 6.13.22

8 THOR Investor Day 2022 Welcome NEW MANUFACTURING FACILITY NEW STATE - OF - THE - ART AIRSTREAM FACILITY AIRSTREAM HERITAGE CENTER

Leadership Team with Extensive RV Industry Experience THOR Investor Day 2022 9 Bob Martin Colleen Zuhl Todd Woelfer Ken Julian Trevor Gasper President & Chief Senior Vice President & Senior Vice President & Senior Vice President of Senior Vice President, General Executive Officer Chief Financial Officer Chief Operating Officer Administration & HR Counsel & Corporate Secretary Years with THOR: 21 Years with THOR: 11 Years with THOR: 10 Years with THOR: 18 Years with THOR: 5 Years Industry Experience: 29 Years Industry Experience: 18 Years Industry Experience: 29 Years Industry Experience: 33 Years Industry Experience: 17

Senior Operations Management

Long-term History of Successfully Operating Through Up and Down Business Cycles







Matt Zimmerman

North American RV Group Manager

Years with THOR: 21

Years Industry Experience: 25

Troy James

Senior Vice President of International Business Operations

Years with THOR: 12

Years Industry Experience: 30

Bob Wheeler

President & Chief Executive Officer, *Airstream*

Years with Airstream: 22

Years Industry Experience: 29

THOR Company Presidents & Years Industry Experience

Jeff Rutherford, *Airxcel – 27*

Darin Elswick, *CrossRoads – 30*

Kyle Kwasny, *Dutchmen – 18*

Alex Leopold, *Erwin Hymer Group – 7*

Ryan Juday, *Heartland – 23*

Ken Walters, *Jayco – 28*

Jeff Runels, *Keystone – 25*

Aram Koltookian, *KZ – 27*

Kevin Robinson, *Postle – 22*

Danny Hest, *Roadpass Digital – 4*

Jeff Kime, *Thor Motor Coach – 33*

Leigh Tiffin, *Tiffin – 9*

THOR
Go Everywhere. Stay Anywhere.™

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THOR Investor Day 2022

NET SALES $ 14.0 B $ GROSS MARGIN 16.0 % CUMULATIVE NET CASH FROM OPERATIONS (FY 20 – FY 25) $ 3.0 B >$ Our Forecast History: 2025 Financial Goals and Actual Performance THOR Investor Day 2022 11 2025 Goals ( Announced in Oct. 2019 ) (1) TTM as of April 30, 2022 (2) Cumulative FY 20 – April 30, 2022 16.1 B (1) 17.0% (1) 1.7 B (2) April 30, 2022

NET SALES $ 20 B SUSTAINABLE GROSS MARGIN 17 % EPS $ 27.00 CUMULATIVE NET CASH FROM OPERATIONS (FY 23 – FY 27) $ 6 B + REDUCED GREENHOUSE GAS (GHG) EMISSIONS  by 40 % Our Vision: 5 - Year Performance Projections THOR Investor Day 2022 12 By the end of Fiscal Year 2027, THOR projects: At THOR, we have consistently taken a long - term view of our business. Whether considering investments in new plants, acquisitions or our people, we make decisions we believe will benefit our Company not just for the next year but for the next decade or more.

THOR’s People Journey Ken Julian Senior Vice President of Administration and Human Resources 13 THOR Investor Day 2022 13

THOR Investor Day 2022 Shareholder Value Through Our People Journey Our Purpose and Commitments People Focused Open and Honest Feedback EMPLOYER OF CHOICE Living Our Core Values 14

SAFE/COMPLIANT WORK ENVIRONMENT WELLNESS/ WELL - BEING INITIATIVES PEOPLE DEVELOPMENT INCLUSIVE WORKPLACE DIVERSE AND EQUITABLE Our People Journey… The Pathway to be the Employer of Choice THOR Investor Day 2022 15

Who We Are and How We’ve Performed Todd Woelfer Senior Vice President and Chief Operating Officer Colleen Zuhl Senior Vice President and Chief Financial Officer 16 THOR Investor Day 2022

WHO WE ARE EXPERIENCED GROWTH - ORIENTED TEAM LEADING BRANDS CASH GENERATION FOCUS CUSTOMER - CENTRIC INNOVATION 42 YEARS OF UNINTERRUPTED PROFITABILITY $304 $328 $378 $434 $398 FY17 FY18 FY19 FY20 FY21 FREE CASH FLOW (1) ($ millions) Strong Cash Generation and ROIC = Long - Term Shareholder Value FIVE YEAR ROIC (FY 2017 - 2021) 17 THOR Investor Day 2022 18.0% (1) (1) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures.

THOR Overview: The Global RV Industry Leader THOR Investor Day 2022 18 68.7% 16.1% 9.7% 5.2% 0.3% United States Germany Other Europe Canada Other NET SALES BY COUNTRY (1) 53.4% 23.5% 19.0% 4.1% North American Towables North American Motorized European Other NET SALES BY SEGMENT (2) OUR ESSENCE Under One Sky OUR PURPOSE Inspiring and empowering people to Go Everywhere . Stay Anywhere . TM OUR VALUES Community Adventurous Compassionate Trustworthy $ 16.1 B TTM NET SALES (2) >30 , 00 0 (1) EMPLOYEES FOUNDED IN 1980 ~3 , 50 0 (1) INDEPENDENT DEALERSHIP LOCATIONS (1) As of July 31, 2021 (2) TTM as of April 30, 2022 (3) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures. 397 (1) FACILITIES WORLDWIDE $ 1.1 B TTM NET INCOME ATTRIBUTABLE TO THOR (2) $ 1.8 B TTM EBITDA (2) (3)

Leadership Positions Within Each of Our Product Categories

	NORTH AMERICAN					EUROPEAN
CATEGORY	Travel Trailers	Fifth Wheels	Class A	Class C	Class B	All RV Segments
MARKET SHARE (1)	40.4%	43.6%	50.9%	54.2%	39.9%	18.0%
MARKET POSITION (1)	#1	#1	#1	#1	#1	#2



(1) As of calendar YTD April 30, 2022. Data reported by Statistical Surveys, Inc is based on official state and provincial records. This information is subject to adjustment, is continuously updated and is often impacted by delays in reporting by various states or provinces. EHG data is sourced from industry retail registrations statistics that have been compiled from individual countries reporting of retail sales.

THOR
Go Everywhere. Stay Anywhere.™

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THOR Investor Day 2022

Market Leadership Position Established by Key Competitive Advantages CONSUMER - CENTRIC INNOVATION FOCUS UNRIVALED SCALE EXPERIENCED & PROVEN MANAGEMENT TEAM FAST, FLEXIBLE & FOCUSED DECENTRALIZED BUSINESS PEOPLE & COMMUNITY STRONG BALANCE SHEET 20 THOR Investor Day 2022

Fast + Flexible + Focused Our decentralized business model and highly variable cost structure = 40+ years of profitability and strong cash flow from operations THOR Investor Day 2022 21 Our highly variable cost structure allowed us to maintain strong liquidity and positive cash flow from operations through prior economic cycles FA S T Decentralized business model allows us to quickly adapt to changing market conditions F LEX IB LE Focus on assembly, not heavy manufacturing, creates a low working capital and low overhead cost structure F O C USED Our business model is focused on what we do best – RV’s

THOR’s History of Strong Financial Performance THOR Investor Day 2022 22 $0 $200 $400 $600 $800 $1,000 $1,200 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 TTM FY22 (2) Net income attributable to THOR ($ millions) (1) Net Sales ($ millions) (1) Net Sales Net income attributable to THOR (1) (1) FY12 and prior include bus operations which were sold as of October 20, 2013 (2) TTM April 30, 2022 SUCCESSFUL HISTORY OF MANAGING THROUGH DOWN CYCLES • THOR has generated a net profit in every fiscal year since its founding in 1980 • THOR’s Executive Leadership Team and operating company leadership teams have the experience to succeed in rapidly changing market conditions (1)

Management Team has Delivered Outstanding Growth 23 THOR Investor Day 2022 FY 2012 (1) FY 2021 CHANGE 9 - YEAR CAGR (2012 - 2021) Net Sales $ 3.1 B $ 12.3 B + 299% 16.6 % Gross Profit $ $ 356.8 M $ 1,895.0 M +$ 1,538.2 M 20.4 % Gross Margin % 11.6% 15.4% + 382 bps Net Income attributable to THOR $ 121.7 M $ 659.9 M + 442% 20.7 % Adjusted EBITDA (2) $ 207.8 M $ 1,241.5 M +$ 1,033.7 M 22.0 % Diluted EPS $ 2.26 $ 11.85 +$ 9.59 20.2 % Net Cash Flow from Operations $ 118.8 M $ 526.5 M +$ 407.6 M 18.0% (1) Includes bus operations which were sold as of October 20, 2013 (2) See the Appendix to this presentation for reconciliation of non - GAAP financial measures to the most directly comparable GAAP financial measures

Successful History of Acquisitions NBT PERFORMANCE SINCE PRE - ACQUISITION (1) ($ millions) 4.8% 13.8% FY 14 FY 21 KZ 2014 2015 2016 2018 2019 2020 2021 Sales % Increase 154.7% 53.3% 131.0% 25.0% 18.2% 5.2% 8.7% 20.3% FY 15 FY 21 Postle 6.6% Pre - acquisition period Cruiser/DRV 15.6% FY 15 FY 21 5.5% 7.5% FY 16 FY 21 FY 21 Jayco 4.4% 3.6% FY 18 FY 21 EHG 2.5% 5.5% FY 20 TTM FY22 Tiffin (1) NBT performance represents NBT % of net sales for the indicated fiscal years. FY21 includes amortization expense related to acquired intangible assets. 24 THOR Investor Day 2022

2.6x 1.9x 1.0x 0.9x July 31, 2019 July 31, 2020 July 31, 2021 TTM as of April 30, 2022 TOTAL NET DEBT LEVERAGE (3) TLB $1,347 Unsecured Notes $500 ABL Other $100 $82 Total Debt $2,029 TOTAL DEBT (1) ($ millions) Favorable Debt Profile THOR Investor Day 2022 25 FAVORABLE DEBT MATURITY PROFILE • Term Loan B (TLB) due in FY26 – current weighted average interest rates of 4.59% (USD tranche) (floating and fixed) and 3.00% (EUR tranche) (floating, not hedged) • $ 500 million of Senior Unsecured Notes due in FY 29 and favorable interest rate fixed at 4 . 00% • No financial performance covenants (2) • No mandatory scheduled amortization payments on TLB, ABL or Unsecured Notes prior to maturity = maximum flexibility THOR’S VIEW OF DEBT • We view debt as a strategic tool to be used when needed • But we are mindful of our industry – therefore, we carefully structure our debt and maintain a low net debt leverage • LT net debt leverage goal is less than 1 x (1) Total debt obligations as of April 30, 2022 inclusive of the current portion of long - term debt (2) As long as adjusted excess availability, as defined in the debt agreement, exceeds $100M. As of 06/03/2022, our adjusted excess availability was $1.13 billion. (3) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures.

Cash on hand $329.3 Available credit under ABL $870.0 Total Liquidity $1,199.3 LIQUIDITY (1) ($ millions) THOR EMPLOYS A CONSERVATIVE BALANCE SHEET STRATEGY FOCUSED ON: • Strong operating cash flow generation • Top tier accounts receivable aging • A/R generally exceeds A/P – provides cash flow in a downturn • We pay A/P quickly in return for improved pricing Excellent Liquidity with Strong Cash Flow from Operations (1) As of April 30, 2022 (2) TTM April 30, 2022 $233 $122 $49 $101 $115 $119 $145 $149 $248 $341 $419 $467 $508 $541 $526 $989 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 TTM Cash flow from operations ($ millions) 5 - year cumulative cash flow from operations of $1.0B 5 - year cumulative cash flow from operations of $2.5B FY22 (2) 26 THOR Investor Day 2022

THOR’s Strategic Approach to Leveraging Our Scale SOURCING VENDOR RELATIONS DEALER RELATIONS PRODUCT DEVELOPMENT & INNOVATION BEST - IN - CLASS PROCESSES 27 THOR Investor Day 2022

Innovation Focus has Always been Core to THOR’s Success • Business Model Innovation • Roadpass Digital • Data Strategy • Strategic Partnerships 35 of these have been issued since 2020 LIVE PATENTS 97% of these have been filed since 2017 28 THOR Investor Day 2022 121 200 PENDING PATENT APPLICATIONS

Leading the RV Industry in our ESG Initiatives

ENVIRONMENTAL

- In 2020, THOR became a signatory to the "Business Ambition for 1.5°C" with a commitment to achieve net-neutral carbon emissions on or before 2050 and has since pledged to reduce its carbon emissions by 50% on or before 2030
- In Fiscal Year 2021, EHG became the first major RV OEM to achieve carbon net-neutral manufacturing
- THOR established a goal of 50% reduction of solid waste to landfill by 2030
- THOR invested nearly $9M in photovoltaic systems capable of generating in excess of 7,615 MWH annually and plans to further expand its renewable energy self-generation
- As one of National Forest Foundation's most significant corporate sponsors, THOR funded the planting of 500,000 trees over five years

$8.6M
INVESTED FOR SOLAR POWER GENERATION SINCE 2020

$9.9M
INVESTED TO IMPROVE ENERGY EFFICIENCY AND SOLAR POWER GENERATION SINCE 2020

SOCIAL

- Comprehensive DE&I program across the organization that includes greater diversity in leadership positions
- Employee-focused and engaged workplace safety program
- Career development program designed to promote career development
- Culture assessment surveys to measure current state and identify improvement opportunities
- Created the THOR Community Foundation

AMERICA'S MOST TRUSTED COMPANIES 2022
Newsweek
statista

GOVERNANCE

Continual focus on:

- Board composition and structure
- Compensation
- Shareholder rights
- Audit and Risk Oversight

- Developing and implementing strategy to ensure alignment with evolving regulations, with focus on the SEC Proposed Rule on Climate Change
- Moving towards closer alignment with certain accepted frameworks
- Ensuring implementation of proper diligence processes to support accurate and transparent ESG statements

THOR
Go Everywhere. Stay Anywhere.™

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THOR Investor Day 2022

Key Highlights of THOR’s ESG Leadership Significant investment in ESG - focused initiatives including: • Solar power initiatives in both products and operations • Electrification of products and operations • Alternatives to gas - powered generators • Comprehensive studies in product weight reduction and radically improved aerodynamics • Waste incineration THOR is driving ESG and DEI commitment through the RV industry and overarching outdoor economy as a founder of Together Outdoors , a coalition created to help make the outdoors an equitable and inclusive space for all through education, partnership and engagement across all segments of the outdoor community EHG became the first major RV OEM to operate net neutral GHG emissions late in our fiscal year 2021 KEY ACCOMPLISHMENTS ESG has been adopted as a core principle at THOR. Starting at the top with our Board of Directors and permeating throughout the Company, ESG shapes how we think about our business. Follow us on our ESG journey on our website at www.thorindustries.com/ESG 30 THOR Investor Day 2022

Who We Are Recap RV Industry Leader Driven to Expand Its Leadership Position Over the Next Five Years 1 2 3 4 5 Experienced leadership team that has delivered growth oriented results Business model that has prospered through all market conditions 31 THOR Investor Day 2022 Strong cash flow generation matched with favorable debt profile creates strong liquidity Market share leader with leading brands Focused people strategy with value - creating DE&I initiatives Market leader in innovation and ESG 6

THOR’s Strategic Framework to Drive Long - Term Growth Todd Woelfer Senior Vice President and Chief Operating Officer Colleen Zuhl Senior Vice President and Chief Financial Officer 32 THOR Investor Day 2022

Our Strategic North Star 33 THOR Investor Day 2022 Our strategy will lean into our scale as we invest in opportunities to grow our earnings, drive important initiatives including ESG and DE&I, and create true competitive advantage in a changing world. Our strategy will thereby enable us to continue to improve our Company and to materially increase the return to our shareholders.

Maximizing Shareholder Value through Disciplined Capital Allocation A balanced approach to capital allocation SHAREHOLDER DISTRIBUTIONS • Dividends • Share Repurchases DEBT PAYMENTS SUPPORT OPERATIONS ACQUISITIONS AND GROWTH OPPORTUNITIES LIQUIDITY • We will continue to actively and prudently manage our balance sheet and our liquidity to ensure maximum flexibility and minimize risks, creating a strong buffer and increased business resiliency • We will continue to invest in our core businesses as a first priority • Modest maintenance capex • Smart capacity expansion • Automation, quality and other opex initiatives • Innovation • We will continue to meaningfully reduce our indebtedness • Long - term net leverage ratio of < 1x across the business cycle • We intend to grow our dividends annually • We also intend to strategically repurchase our shares – particularly when they are undervalued by the market • Special dividends will be evaluated and determined as conditions warrant • Our acquisition and growth strategy will focus on growing our core businesses or closely related businesses through direct acquisitions or strategic investments • Currently, no planned major acquisitions over the next three years 34 THOR Investor Day 2022

Enterprise - wide Focus on Operational Excellence Product Quality Production Capacity Automation Employee Retention Brand Quality Focus areas to drive best - in - class dealer and user experience 35 THOR Investor Day 2022

THOR’s Strategic Approach to Automation • Improved Operating Efficiency • Improved Quality • Increased Capacity and Growth • Freeing Up Human Capital • Greater Customer Satisfaction • Improved Retention THOR’s automation strategy holistically looks at our global operations that could benefit from automation rather than a series of use cases that are adopted without consideration of the overall automation strategy 36 THOR Investor Day 2022

Significant Opportunity to Automate Assembly Process Across Enterprise BACKGROUND High frequency of warranty claims associated with laminated walls Having a uniform process is critical to achieving consistency and preventing delamination Automation Case Study: Laminated Sidewall Line • Robotic milling, routing and welding delivers best - in - class efficiency and quality • Automated material handling to reduce non - value add labor • Full discrete event and robotic simulation for design validation and line balancing THOR LAMINATED SIDEWALL LINE Reduced rework and direct labor Improved quality and throughput OUTCOMES Simple payback period less than 3 years 37 THOR Investor Day 2022

THOR’s Strategic Approach to Innovation THOR is dedicated to leading the industry in innovation THOR is focused on innovation strategies that will deliver enterprise value THOR is making investments to deliver innovation with the right market timing 38 THOR Investor Day 2022

GROWTH LEVERS • Airxcel acquisition adds aftermarket parts distribution service utilizing a rapid delivery system • Nationwide system of service centers of qualified RV technicians • Roadpass Digital platform Strategic Vision to Establish North American Aftermarket and Service Business Significant Growth Opportunities Over the Next Five Years Source: Management Estimates (1) TAM = Total addressable market (1) 39 THOR Investor Day 2022 (1)

Digital a Key Piece to THOR’s Strategic Trajectory Now that Roadpass Digital has gained a critical mass of users, for THOR it will: • Create a pathway to monetization • Be a key driver of THOR’s aftermarket and service strategies • Provide the greatest source of data of RVers short of KOA • Offer new opportunities for marketing and sales in the growing digital marketplace 2015 2016 2017 2018 2019 2020 2021 2022 ROADPASS NEW REGISTERED USER GROWTH 6M 2019 2020 2021 2022 ROADPASS PRO & ROADTRIPPERS PLUS PAID MEMBERSHIPS 119K 40 THOR Investor Day 2022

Investing to Attract and Retain RV Consumers Broad Consumer Reach Through Diversified Product Offering Increasing RV Lifestyle Participation Connected Technology Strategic Empowerment of Digital Assets 41 THOR Investor Day 2022

Guiding Principles to our TechNexus Partnership 42 THOR Investor Day 2022 A portfolio of opportunities for THOR by building: • Teams of entrepreneurs that are focused on driving value and aligning strategic partnerships that matter to THOR… • With a diversified view that enables identification of new technologies, new business models, and new offerings, and are… • Connected through the smallest investments possible to maximize outcomes vs distractions, and… • Which offer the opportunity of strategic collaboration earlier than normally available, with more privileged relationships and aligned interests, all designed to… • Generate both strategic value and financial returns for THOR shareholders

Unlocking Value in Data THOR’s Data Value - Creation Opportunities Dealer Communications Personalized Customer Experience Product Development Innovation Digital Commerce Quality Internal Documents and Governance Productivity Enhancement THOR Has Entered Into an Arrangement With a Proven Data Analytics Firm to Assist in Driving its Data Strategy 43 THOR Investor Day 2022

A History and Commitment to Return Meaningful Capital to Shareholders THOR Investor Day 2022 44 $0.15 $0.18 $0.23 $0.27 $0.30 $0.33 $0.37 $0.39 $0.40 $0.41 $0.43 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 QUARTERLY DIVIDENDS CONSECUTVE YEARS OF DIVIDEND HIKES 12 Planning to Return Over $875 Million of Capital Over the Next Three Fiscal Years 14.0% OF CURRENT MARKET CAPITALIZATION AUTHORIZED TO BE REPURCHASED THROUGH FY 25 (1) ~14% Dividends Share Repurchases • 10 year CAGR of 11.8% as dividends increased from $0.15 to $0.43 quarterly • Paid special dividends of $1.50 in FY 13 and $1.00 in FY 14 • Expect growing and sustainable dividend ion • ~$100M of share repurchases year - to - date in FY 22, with $150M remaining under current authorization • $450M of additional repurchase authorizat approved by the Board last week (1) Market capitalization as of June 24, 2022

THOR’s Strategic Approach to Acquisitions • Complementary product offering • New product and technology differentiation • Expand dealer base • Build additional scale • Strong operating companies with strong management teams Strategic Filters Additional Strategic Filters • Revenue diversification • Geographic expansion • Acceleration of growth vs ability to replicate organically • Risk mitigation GROW CORE BUSINESSES AND STRENGTHEN THOR’S POSITIONING IN RV INDUSTRY x Immediately accretive to earnings for sizeable transactions x Ability to leverage THOR’s competitive advantages to drive additional growth and create meaningful value x Variable cost structure FINANCIAL CRITERIA • Growth capital • Best practices • Sharing talent • Support product expansions • Center - led innovation • Centralized back - office savings HOW WE ADD VALUE 45 THOR Investor Day 2022 Currently No Planned Major Acquisitions in the Next Three Years

Strategic Framework Recap

Key elements to strategic growth

1. **Continuous margin improvement** through operational excellence initiatives
2. Proven and **time-tested M&A strategy**
3. Centrally led **innovation and data** strategies focus on creating competitive advantages
4. **Aftermarket and service** strategies create new long-term growth opportunities
5. Creation of both revenue and competitive advantages through **partnership with TechNexus**
6. **Roadpass Digital** creates numerous differentiating opportunities


THOR
Go Everywhere. Stay Anywhere.

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THOR Investor Day 2022

North American Operations Update Matt Zimmerman North American RV Group Manager 47 THOR Investor Day 2022

16 COMPANIES 140+ BRANDS TOP 10 MODELS IN 28 RESPECTIVE PRODUCT CATEGORIES ~2,200 DEALERS >250 FACILITIES N O RTH A M ERI C A N T O W A B LE North American RV Industry Leader THOR Investor Day 2022 48 3.9% $ 8.9 B FY 2021 NET SALES (1) In which the Company participates N O RTH A M ERI C A N M O T O RI ZED INDUSTRY LEADER IN ALL SEGMENTS (1) TRAVEL TRAILER, FIFTH WHEEL, CLASS A, CLASS B, CLASS C # 1 Travel Trailers 42.7% Fifth Wheels 27.3% Class A 11.8% Class B Class C 14.3%

THOR’s Progressive Decentralized Model Centralized guidance focused on: • Disciplined production • Distribution model • Variable cost structure • Best practices 49 THOR Investor Day 2022

Strategic Priorities – North America INDUSTRY - LEADING PRODUCT OPERATIONAL EXCELLENCE QUALITY FOCUS SUPERIOR CUSTOMER EXPERIENCE Foundational Set of Principles that Enhance our Market - leading Position 50 THOR Investor Day 2022

Industry - Leading Product Consumer - centric driven innovation focused on: • New products in fast growing categories • Differentiating features and technologies • Catering to younger first - time buyers • Supporting work - from - anywhere and alternative camping resources THOR Investor Day 2022 51 6.8% 13.2% 29.3% 39.9% CY 19 (2) CY 20 (2) CY 21 (2) CY 22 YTD (3) CLASS B MARKET SHARE (1) of THOR products are standard with, or capable of being powered by solar and battery technology 60% (1) Data reported by Statistical Surveys, Inc is based on official state and provincial records. This information is subject to adjustment, is continuously updated and is often impacted by delays in reporting by various states or provinces. (2) Calendar YTD December 31 (3) As of calendar YTD April 30, 2022

Best - in - Class Operational Excellence • Protection of margins • Increased market share • Preserving brand value • Enhancing dealer relationships INVENTORY MANAGEMENT "SMART GROWTH" STRATEGY DISTRIBUTION Centralized oversight leads to: 52 THOR Investor Day 2022

Investing in Quality TOOLS PEOPLE PROCESSES DSI awards received since 2010 53 THOR Investor Day 2022 200+

Focused on Delivering a Superior Customer Experience 1 CONNECTING CUSTOMERS WITH EXPERIENCES • Concierge service • Community • Digital tools • Trip planning 2 ELIMINATE ANXIETY • Owner apps • Reservations • Branded POIs 3 CUSTOMER CARE • Rapid - response fleets • Expedited parts and services • Extended customer service hours • Connected resources 54 THOR Investor Day 2022

Strong History of Market Share Leadership THOR Investor Day 2022 55 45.1% 41.4% 40.8% 40.1% CY 19 CY 20 CY 21 CY 22 YTD 44.3% 44.7% 47.7% 49.2% CY 19 CY 20 CY 21 CY 22 YTD INDUSTRY LEADER IN ALL SEGMENTS (4) # 1 COLEMAN Fastest Growing Travel Trailer in the Industry JAY FLIGHT #1 Entry - Level Stick - and - Tin Travel Trailer MONTANA #1 High - End Fifth Wheel FOUR WINDS #1 Class C PHAETON #1 Class A Diesel 40.4% TRAVEL TRAILERS (2) 43.6 % FIFTH WHEELS (2) 50.9 % CLASS A (2) 39.9 % CLASS B (2) 54.2 % CLASS C (2) TOWABLES MARKET SHARE (1) MOTORIZED MARKET SHARE (1) AMERICA’s FAVORITE BRANDS (1) Data reported by Statistical Surveys, Inc is based on official state and provincial records. This information is subject to adjustment, is continuously updated and is often impacted by delays in reporting by various states or provinces. (2) As of calendar YTD April 30, 2022 (3) Calendar YTD December 31 (4) In which the Company participates (3) (3) (3) (3) (3) (3) (2) (2)

North American Outlook RETAIL DEALER INVENTORY SUPPLY CHAIN DEALER SENTIMENT • Calendar year 2022 retail projected to be a top six year on record for the North American RV industry • Record numbers of millennials and Gen Xers entering the lifestyle • Towable inventory levels normalized with very healthy aging of product • Motorized inventory levels remain below optimal level • Rebalancing of product mix is still needed • Has steadily improved and we anticipate continued improvement • Constraints, primarily impacting motorized production, • Jon Ferrando – RV Retailer, LLC • Loren Baidas – General RV 56 THOR Investor Day 2022 LONG - TERM RETAIL OUTLOOK • Calendar - year 2027 retail projected to be between 585 , 000 and 630 , 000 units for the North American RV industry

Our Long - Term Optimism is Supported by Real Data from RVers of new RVers are happy with their purchase (1) 98 % of those first time buyers say they will buy again (1) of lightweight owners are happy with their purchase (1) 95% 97% 93 % of those owners intend to buy again (1) of B van owners are happy with their units (1) 97 % of current RV owners intend to repurchase a new RV in the next 5 years (2) 57 THOR Investor Day 2022 68% 31 % of people who do not own an RV indicate that they are interested in buying an RV (2) (1) THOR - conducted studies (2) Per data provided by KOA

58 North American Key Takeaways #1 in every product category in which we we participate with leading, iconic brands THOR’s progressive decentralized business model is the foundation to its success Highly profitable segments through best - in - class operational excellence, innovation and quality Well - positioned to meet changing needs of customers 1 2 3 4 Shifting from a products - focused company to an experience - focused company 5

Operating in the THOR Family of Companies – An Airstream Perspective Bob Wheeler President and Chief Executive Officer, Airstream draft v22 - 6.13.22 59 THOR Investor Day 2022

Airstream Business Update • Dealer inventories at 23% of optimal • 75% of production units retail sold • Lead times between 36 and 50 weeks • 725K sq. ft. facility opened 1/2020 • 675K sq. ft. of manufacturing space, offices, and Heritage Center • Motorhomes upgraded as well • Supply chain – output and logistics • Labor – getting it and keeping it • Inflationary pressure DEMAND PRODUCTION SUPPLY CHAIN INNOVATION • Pottery Barn • Basecamp co - branded • Class B • eStream 60 THOR Investor Day 2022

Airstream’s Strategic Goals Increase Output Invest in a Digital Future (CDP) Quality Management System Culture of Engagement 01 02 03 04 61 THOR Investor Day 2022

Benefits of Operating in THOR’s Progressive Decentralized Model 62 THOR Investor Day 2022

European Operations Update Troy James Senior Vice President of International Business Operations THOR Investor Day 2022 63 63

Erwin Hymer Group at a Glance Other 24.4% Caravan 10.9% Campervan 9.1% 55.6% Motorhomes $ 3.2 B FY 2021 NET SALES $2,485 $3,200 $3,051 FY21 FY20 TTM FY22 Net Sales ($ millions) $118 $249 (2) $216 FY20 FY21 TTM FY22 EBITDA (³) ($ millions) $10 $117 $88 FY20 FY21 TTM FY22 NBT ($ millions) (1) As of July 31, 2021 (2) TTM as of April 30, 2022 (3) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures > 9,000 (1) Employees 21 (1) Brands +1,100 (1) Dealers (2) (2) 64

Erwin Hymer Group P R O D U C T BRA N D S A C C ESSO R Y A N D SERVI C E BRA N D S 65 THOR Investor Day 2022

Production Portfolio

Consett (UK)
Brands: Xplore, Elddis, Buccaneer, Compass
Products:

Polch (DE)
Brands: Niesmann+Bischoff
Products:

Kehl (DE)
Brands: Bürstner, Laika
Products:

San Casciano (IT)
Brands: Laika, Etrusco
Products:

Neustadt i.Sa. (DE)
Brands: Sunlight, Carado
Products:



Consett
Sassenberg
Polch
Neustadt
Nova Sól
Wissembourg
Kehl
Isny
Bad Waldsee
San Casciano

Sassenberg (DE)
Brands: LMC, Bürstner, Dethleffs, Eriba, Carado
Products:

Bad Waldsee (DE)
Brands: Hymer, Eriba
Products:

Isny (DE)
Brands: Dethleffs, Pössl, Crosscamp
Products:

Established in 2022:
Nova Sol (PL)
Brands: Carado, Sunlight
Products:

Wissembourg (F)
Brands: Bürstner
Products:

THE EXTRA MILE
THOR Go Everywhere. Stay Anywhere.™

66

P RO DUCTS 67 THOR Investor Day 2022

Product Portfolio – Recreational Vehicles URBAN VEHICLES CAMPERVANS MOTORHOMES CARAVANS A full product range is offered across all market categories and segments 68 THOR Investor Day 2022

Product Portfolio – Complementary Business MULTICHANNEL ACCESSORIES WHOLESALE BRAND TECHNICAL ACCESSORIES RENTAL Complementary Customer and Margin Enhancement focused business units 69 THOR Investor Day 2022

MARKET EVOLUTION 70 THOR Investor Day 2022

Market Evolution 150,000 50,000 100,000 300,000 200,000 250,000 0 2016 (1) 236,927 27.6% 32.1% 41.6% 240,750 12.7% FC 2022 (2) 43.5% 41.7% 190,389 14.8% 2019 (1) 42.3% 260,958 16.1% 2017 (1) 38.0% 14.2% 43.1% 18.9% 2021 (1) 22.2% 2018 (1) 36.8% 41.7% 25.1% 29.9% 21.5% 30.3% 40.3% 2020 (1) 27.9% 34.8% 30.2% FC 2023 (2) 20.8% 14.5% 28.0% 32.4% 27.4% 34.5% 169,336 15.1% 284,520 202,170 212,216 317,230 FC 2024 (2) +54.1% - 7.7% Market situation is a direct result of difficulties in the supply chains - not a drop in retail demand 350,000 Urban Vehicle Campervan Motorhome Caravan 71 THOR Investor Day 2022 (1) Calendar Year Actuals. Source: CIVD Historical Statistics (2) Management Estimates

Market Share Evolution CY 15 CY 16 CY 17 CY 18 CY 19 CY 20 CY 21 Source: CIVD statistics. Market share based on European registrations excluding U.K. CY 15 CY 16 CY 17 Caravan Market Share 7.8% 5.1% CY 22 YTD CY 18 CY 19 CY 20 CY 21 12.9% 4.4% 4.1% 9.1% 10.5% 12.9% 35.5% 37.1% CY 17 CY 18 CY 15 CY 19 CY 16 CY 20 CY 21 CY 22 YTD 34.1% 30.1% 35.2% 34.6% 35.3% 35.5% 17.8% CY 22 YTD 18.7% 19.9% 20.2% 20.5% 20.2% 19.6% 17.7% ▪ Market leader in the Motorhome segment ▪ Fastest growing Campervan manufacturer in the industry since 2018 ▪ Stable Caravan market share position since 2015. Campervan Market Share Motorhome Market Share THOR Investor Day 2022 72

SAL ES 73 THOR Investor Day 2022

Dealer Network 0 - 50 > 50 > 100 > 300 Active dealers per country: >80% of EHG sales are to 5 countries (1) 63.4% Germany 9.5% France Unrivalled network of 1,100 dealers including 400 exclusive EHG dealers Others 17.0% Italy 2.8% Netherlands 3.0% Great Britain 4.3% 74 THOR Investor Day 2022 (1) FY 21

Dealer Inventory Levels ▪ Historically low dealer inventory levels across all core European markets and product segments ▪ Most core market inventory levels are significantly lower than the rest of Europe ▪ Dealer inventory is not expected to return to normal levels until 2024 5.0% 39.0% 19.0% 05/2020 14.0% 39.0% 33.0% 05/2021 18.0% 7.0% 33.0% 05/2022 Motorhomes Campervans Caravans - 34.0% Source: Management estimates. Unsold Dealer Stock in percentage of annual sales in units. THOR Investor Day 2022

DRIVEN TO EXCEED E XPEC T A T IO N S 76 THOR Investor Day 2022

Driving Gross Margin Expansion DRIVERS • Pricing to offset cost inflation • Innovation focused on product differentiation • Operational excellence • Value analysis and cost engineering • Production orientated and lean principles • Global and dual sourcing • Standardization 200 BPS of gross margin expansion 15.8% 77 THOR Investor Day 2022 FY 21 FY 27 Target 13.8%

Strategic Priorities OPERATIONAL EXCELLENCE INNOVATION & DIGITAL PRODUCTS & PRICING Innovation: new product development focused on differentiation and improved manufacturing efficiencies Digital: drive conversion and use of data to promote solutions and enhance customer experiences Supply Chain: diversification and continuous cost - reduction initiatives Optimized Manufacturing: diversification, automation and full utilization Products: accelerate new product introductions and expand segments participation Pricing: continuously reviewed to ensure continued strengthening of margins 78 THOR Investor Day 2022

Operational Framework for Excellence and Enhanced Profitability GLOBAL AND MULTIPLE SOURCING ▪ Diversify our supply chain ▪ Drive efficiencies and cost savings initiatives within supply chain ▪ Relentless focus on cost reduction VALUE ANALYSIS AND COST ENGINEERING ▪ Offset inflation - related costs with continuous improvement processes and appropriate pricing adjustments ▪ Deliver industry - leading technology and design STANDARDIZATION ▪ Strategic investments in automation ▪ Optimize manufacturing locations PRODUCTION ORIENTATED & LEAN PRINCIPLES ▪ Drive efficiencies across all operations ▪ Further implement LEAN initiatives ▪ Deliver industry - leading quality 79 THOR Investor Day 2022

Operations – Strategic New Location Berlin Neustadt i. S. Nova Sól 125 miles Rationale: ▪ Enhanced margin opportunity and expanded product offering ▪ Strategic Location: Nova Sól, Poland ▪ Special Economic Zone ▪ Approximately 125 miles away from our location in Neustadt, Germany ▪ Proximity to Stellantis production location ▪ Well - trained technical staff and potential collaboration with regional universities 80 THOR Investor Day 2022

Innovation • Unlocking new customer segments with innovative travel concepts and patented designs • Intuitive, Convenient, Connected: connectivity solutions for the Caravan and Motorhome of today and tomorrow • Strategic Global Cooperation and development with chassis OEM’s for the electrified future • Further projects include Lightweight Components, Aerodynamics, Modularization, SLC Chassis Patented Designs Intelligent Traveling Electrified Future 81 THOR Investor Day 2022

Innovation for the Leisure Experience 82 THOR Investor Day 2022

Key Takeaways 83 THOR Investor Day 2022 1 2 3 4 5 Top line expected to return when the supply chain normalizes as demand remains strong and dealer inventory levels remain at historically low levels Strong focus on operational excellence through diversified and strategic sourcing, standardization, and lean implementation to optimize cost structure Continued investments in innovation and new product development to create long - term competitive advantages Market leader with a proven and high performing management team in place to drive enhanced profitability Strategic plan expected to expand gross margins by 200 bps by FY 27

Our Vision: Market Outlook, Downside Scenario and Updated Five - Year Goals to Create Shareholder Value 84 Todd Woelfer Senior Vice President and Chief Operating Officer Colleen Zuhl Senior Vice President and Chief Financial Officer THOR Investor Day 2022

MACRO FACTORS CADENCE DEMAND • Expect demand to be muted by macro factors for the remainder of FY 22 and into the beginning of FY 23, but believe it to be temporary as the underlying dynamics support sustained and increased demand for the RV lifestyle • Expect the underlying demand for the RV lifestyle to remain strong in the long term INFLACTION & PRICING • Expect inflation to temper across FY 23 • Expect ASPs to stabilize and begin to recede as supply chain pricing offers relief in FY 23 • Expect compression of our consolidated margins in the short term as promotional activity returns LABOR & SUPPLY CHAIN DISRUPTION • Expect easing of labor constraints in and around Elkhart County as production volumes normalize • Expect continuation of motorized chassis supply challenges due to the chip shortage and fragmented component supply issues through the first half of FY 23 85 Long - Term Outlook Favorable, Macro Environment Will Shape the Balance of Fiscal Year 2022 and Fiscal Year 2023 THOR Investor Day 2022

A Look at a Downside Scenario 86 NET SALES $ 10.7 B GROSS MARGIN 14.0 % ADJUSTED EBITDA (1) $ 900 M ADJUSTED EBITDA % 8.4 % NET INCOME $ 365 M EPS $ 6.70 CASH FLOW FROM OPERATIONS $ 640 M THOR Investor Day 2022 ASSUMPTIONS AND DRIVERS • Assumes a decrease of approximately 35% from TTM sales LEVERS WE CAN PULL DURING A DOWNTURN • Production rates • Quickly consolidate production plants • Headcount • Limit or freeze capital expenditures, low maintenance Cap Ex • Compensation of management is already highly variable = automatic lever • THOR Downturn Playbook • Historically, we have generated cash during a downturn as we collect A/R and turn inventory into cash This Scenario Illustrates THOR’s Resilience in a Down Market and Does Not Represent a Forecast or Guidance. THOR Will Issue FY 23 Guidance After the September Open House (1) See the Appendix to this presentation for reconciliation of non - GAAP measures to most directly comparable GAAP financial measures .

FY 08 FY 09 FY 10 SALES ($ THOUSANDS) $2,224,955 $1,115,006 $1,848,549 UNITS 84,751 45,465 73,770 GROSS MARGIN % 12.7% 10.0% 14.2% NBT ($ THOUSANDS) $145,784 $17,619 $156,232 NBT % 6.6% 1.6% 8.5% FY 18 FY 19 FY 20 FY 21 SALES ($ THOUSANDS) $8,155,015 $6,207,780 $5,530,580 $8,891,319 UNITS 266,220 187,625 165,270 239,608 GROSS MARGIN % 13.7% 12.6% 13.9% 15.4% NBT ($ THOUSANDS) $667,442 $403,138 $408,150 $861,021 NBT % 8.2% 6.5% 7.4% 9.7% THOR NORTH AMERICAN PERFORMANCE (1) THOR NORTH AMERICAN PERFORMANCE (1) 87 HOR's Past Results Demonstrate its esilience in Down Markets THOR Investor Day 2022 THOR has maintaine positive net income on a GAAP basis and generated positive operating cash flow during past downturns and has come out of past downturns stronger 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0 FY08 FY09 FY10 Shipments down 53% NORTH AMERICAN INDUSTRY (2) WHOLESALE SHIPMENTS 600,000 500,000 400,000 300,000 200,000 100,000 0 FY18 FY19 FY20 FY21 NORTH AMERICAN INDUSTRY (2) WHOLESALE SHIPMENTS Shipments down 32% (1) Per filed 10 - K reports for North American RV segments (2) RVIA data

NET SALES $ 20 B SUSTAINABLE GROSS MARGIN 17 % EPS $ 27.00 CUMULATIVE NET CASH FROM OPERATIONS (FY 23 – FY 27) $ 6 B + REDUCED GREENHOUSE GAS (GHG) EMISSIONS  by 40 % Our Vision: 5 - Year Performance Projections By the end of Fiscal Year 2027, THOR projects: ASSUMPTIONS AND DRIVERS 88 THOR Investor Day 2022 • Calendar year 2027 North American retail projected to be between 585,000 and 630,000 units for the RV industry • Maintain market share leadership positions with continued focus on innovation • Return to more normalized level of promotions and discounting • European segment gross margin expected to increase by 200 bps vs FY 21 • Expansion of service and aftermarket sales • Opportunistic tuck - in acquisitions • Pricing to offset inflation

Closing Remarks Bob Martin President and Chief Executive Officer THOR Investor Day 2022

90 Key Takeaways Strong and experienced leadership team with a proven track record of managing through business cycles Market - leading position in both North America and Europe with focused strategy to expand the leadership position and grow operating results Strategic growth initiatives in automation, innovation, supply, aftermarket, service and digitalization to drive future growth Leading the industry in ESG and DE&I initiatives Disciplined capital allocation strategy with strong liquidity to drive long - term value and shareholder returns 1 2 3 4 5 Global Pure - Play Market Leader Driven to Strengthen Its Position Within the RV industry

Q&A Session 91 THOR Investor Day 2022 All Presenters

Appendix 92 THOR Investor Day 2022

Adjusted EBITDA is a non - GAAP performance measure included to illustrate and improve comparability of the Company's results from period to period . Adjusted EBITDA is defined as net income before net interest expense, income tax expense and depreciation and amortization adjusted for certain items and other one - time items . The Company considers this non - GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends . The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. 93 THOR Investor Day 2022 Adjusted EBITDA TTM Ending ($ in thousands) 2012 2019 2020 2021 April 30, 2022 Net Income $ 121,739 $ 132,465 $ 221,384 $ 660,870 $ 1,087,778 Add Back: Interest Expense, Net (3,205) 60,032 104,206 93,545 86,475 Income Taxes 58,952 52,201 51,512 183,711 335,348 Depreciation and Amortization 24,978 148,777 196,167 230,581 273,432 EBITDA $ 202,464 $ 393,475 $ 573,269 $ 1,168,707 $ 1,783,033 Add Back: Stock - Based Compensation Expense 688 18,950 19,889 30,514 31,826 Acquisition Related Transaction Costs - 114,866 - 6,178 1,605 Impairment Charges - - 10,057 - - Change in LIFO Reserve 4,616 3,695 1,415 27,931 53,331 Inventory Step - Up Impact on Gross Profit - 61,418 - 4,272 6,791 Net (Income) Expense Related to Certain Contingent Liabilities - - - 5,000 32,125 Non - Cash Foreign Currency Loss (Gain) - 3,537 1,274 (1,134) (15,949) Adjusted EBITDA $ 207,768 $ 595,941 $ 605,904 $ 1,241,468 $ 1,892,762 Net Sales $ 3,084,660 $ 7,864,758 $ 8,167,933 $ 12,317,380 $ 16,083,727 Adjusted EBITDA Margin (%) 6.7% 7.6% 7.4% 10.1% 11.8% Fiscal Year Ended July 31, Reconciliation of Non - GAAP Measures

Net Debt Leverage is a non - GAAP measure of the use of debt. The Net Debt Leverage Ratio is calculated by dividing Net Debt (as reconciled above) to Adjusted EBITDA (refer to Adjusted EBITDA reconciliation included within this appendix). The Company uses the Net Debt Leverage ratio (or Net Debt to Adjusted EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Net Debt Leverage Ratio as a measure to determine the appropriate level of debt the Company believes is optimal to operate its business. The Net Debt Leverage Ratio is a non - GAAP measure and should not be considered an alternative to cash flows from operating activities as a measure of liquidity. The Company's calculation of the Net Debt Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. (1) Refer to Adjusted EBITDA reconciliation within this Appendix. Net Debt Leverage ($ in thousands) July 31, 2019 July 31, 2020 July 31, 2021 April 30, 2022 Total long - term debt, net, less current portion $ 1,885,253 $ 1,652,831 $ 1,594,821 $ 1,983,596 Plus: Current portion 17,370 13,817 12,411 10,991 Plus: Debt issuance costs, net of amortization 51,720 44,563 33,461 34,773 Gross long - term debt 1,954,343 1,711,211 1,640,693 2,029,360 Less: Cash and Cash Equivalents 425,615 538,519 445,852 329,297 Net Debt $ 1,528,728 $ 1,172,692 $ 1,194,841 $ 1,700,063 Adjusted EBITDA (1) $ 595,941 $ 605,904 $ 1,241,468 $ 1,892,762 2.6 1.9 1.0 0.9 Net Debt to Adjusted EBITDA Ratio As of and for the Twelve Months Ended Reconciliation of Non - GAAP Measures 94 THOR Investor Day 2022

Adjusted EBITDA is a non - GAAP performance measure included to illustrate and improve comparability of the Company's results from period to period . Adjusted EBITDA is defined as net income before net interest expense, income tax expense and depreciation and amortization adjusted for certain items and other one - time items . The Company considers this non - GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends . The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. 95 THOR Investor Day 2022 Downturn Scenario - Adjusted EBITDA ($ in thousands) Downturn Scenario Net Income $ 365,000 Add Back: Interest Expense, Net 86,000 Income Taxes 115,000 Depreciation and Amortization 290,000 EBITDA $ 856,000 Add Back: Stock - Based Compensation Expense 44,000 Adjusted EBITDA $ 900,000 Reconciliation of Non - GAAP Measures

EBITDA is a non - GAAP performance measure included to illustrate and improve comparability of the Company's results from period to period . EBITDA is defined as net income before net interest expense, income tax expense and depreciation and amortization . The Company considers this non - GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends . The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. 96 THOR Investor Day 2022 European Segment EBITDA ($ in thousands) Fiscal Year Ending Fiscal Year Ending TTM Ending July 31, 2020 July 31, 2021 April 30, 2022 Income Before Income Taxes $ 9,850 $ 116,576 $ 80,121 Add Back: Interest Expense, Net 4,783 4,555 2,744 Depreciation and Amortization 103,671 127,432 133,160 EBITDA $ 118,304 $ 248,563 $ 216,025 Reconciliation of Non - GAAP Measures

Free cash flow is a non - GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities . The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures . Other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Free Cash Flow ($ in thousands) 2017 2018 2019 2020 2021 Net Cash Flows Provided by Operating Activities $ 419,333 $ 466,508 $ 508,019 $ 540,941 $ 526,482 Less: Capital Expenditures 115,027 138,197 130,224 106,697 128,835 Free Cash Flows $ 304,306 $ 328,311 $ 377,795 $ 434,244 $ 397,647 Fiscal Year Ended July 31, Reconciliation of Non - GAAP Measures Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. 97 THOR Investor Day 2022

(1) Income Before Income Taxes utilized for the ROIC calculation herein is a calculated five year average based on actual results for the fiscal years ending July 31, 2017 to July 31, 2021. ROIC is calculated using a non - GAAP financial measure . We calculate ROIC by dividing income before income taxes by average invested capital (components and reconciliation shown above) . We believe that ROIC is useful to investors as a measure of performance and of the effectiveness of the use of capital in our operations . We use ROIC as one measure to monitor and evaluate operating performance . This method of determining non - GAAP ROIC may differ from other companies' methods and therefore may not be comparable to those used by other companies. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. 98 THOR Investor Day 2022 ROIC % FY17 - FY21 5 - Year Average $ 498,312 ($ in thousands) Income Before Income Taxes (1) July 31, 2016 July 31, 2021 $ 1,265,222 $ 2,948,106 Invested Capital Total Stockholders' Equity Add Back: Long - term Debt 360,000 1,594,821 Deferred Income Tax Liabilities, Net - 113,598 Less: Cash and Cash Equivalents 209,902 445,852 Restricted Cash - 2,854 Deferred Income Tax Assets, Net 53,417 41,216 Total Invested Capital $ 1,361,903 $ 4,166,603 $ 2,764,253 5 - Year ROIC % 18.0% Reconciliation of Non - GAAP Measures

THANK YOU Investor Day 2022 Mark Trinske Vice President of Investor Relations Mike Cieslak , CFA Investor Relations Manager ir.thorindustries.com